UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2007

                              ALFACELL CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-11088
                            (Commission File Number)

        Delaware                                      22-2369085
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation)

                      300 Atrium Drive, Somerset, NJ 08873
             (Address of principal executive offices, with zip code)

                                 (732) 652-4525
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

  [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  5.02  DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On November 19, 2007, Alfacell Corporation ("Alfacell") appointed Lawrence
A. Kenyon, 42, to the newly created position of Chief Operating Officer and to Alfacell's Board of Directors. Mr. Kenyon has served as Executive Vice President, Chief Financial Officer and Corporate Secretary at Alfacell since January 2007 and will continue to serve in those roles. As Chief Financial Officer, Mr. Kenyon has primary responsibility for Alfacell's internal controls, financial policies and procedures, and investor relations. A description of Mr. Kenyon's previous business experience was included in Alfacell's Form 8-K filed with the Commission on January 19, 2007, which description is incorporated herein by reference.

     There is no arrangement or understanding between Mr. Kenyon and any other persons pursuant to which Mr. Kenyon was selected as a director. The registrant is not aware of any transactions involving Mr. Kenyon requiring disclosure under Item 404(a) of Regulation S-K.

     A copy of the press release announcing Mr. Kenyon's appointment to the position of Chief Operating Officer and to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits

            Exhibit Number    Description
            --------------    -----------

                 99.1         Press Release of Alfacell dated November 20, 2007


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

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ALFACELL CORPORATION



Date: November  26, 2007                     By:  /s/ Lawrence A. Kenyon
                                                      ------------------
                                                      Lawrence A. Kenyon
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Chief Operating Officer
                                                      and Secretary


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